SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):        JUNE 16, 2000
                                                  -------------------------



                       INTERNATIONAL FAST FOOD CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


        1-11386                                        65-0302338
---------------------------------          -------------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA            33139
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (305) 531-5800
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                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.
          ------------

         On June 16, 2000, International Fast Food Corporation (the "Company") entered into an agreement (the "Agreement") with Burger King Corporation ("BKC"), pursuant to which BKC agreed, among other things, to discharge $8 million (plus interest) due to Citibank Poland under International Fast Food Polska SP z.o.o.'s ("IFFP") credit facility and will be freed of the obligation to guarantee any future borrowings by IFFP. IFFP is a subsidiary of the Company. In addition, BKC, on the one hand, and the Company, IFFP and Mitchell Rubinson, the Company's Chairman and Chief Executive Officer, on the other hand, granted mutual general releases with respect to any claims that may have arisen prior to the date of the Agreement. The mutual releases do not relieve IFFP's or BKC's obligations under the development and franchise agreements entered into by them or the obligations of BKC, IFFP and IFFC under the deferred payment agreement entered into by the parties. The Agreement also permits IFFP, in its discretion, to close Burger King stores that are unprofitable, and thereafter to dispose of them as it deems fit.

           A copy of the Settlement Agreement is attached hereto as Exhibit 4.1



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           -----------------------------------------------------
           AND EXHIBITS
           -------

      (c)  EXHIBITS.


Exhibit No.                   Description                   Sequential
                                                            Page Number
-----------                   -----------                   ----------

          4.1 Settlement Agreement, dated June 16, 2000 by and among Burger King Corporation, International Fast Food Corporation, International Fast Food Polska, SP z.o.o. and Mitchell Rubinson.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INTERNATIONAL FAST FOOD
                                                CORPORATION



Dated:  July 5, 2000                           By: /s/ Mitchell Rubinson
                                                    -----------------------
                                                    Mitchell Rubinson
                                                    Chairman of the Board and
                                                      Chief Executive Officer